UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2016

QUICKSILVER RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14837 (Commission File Number)	75-2756163 (IRS Employer Identification No.)

801 Cherry Street
Suite 3700, Unit 19
Fort Worth, Texas 76102
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 665-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
As previously disclosed in a Current Report on Form 8-K filed with the SEC on January 28, 2016, Quicksilver Resources Inc. (the “Company”) and its U.S. subsidiaries (together with the Company, the “Sellers”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with BlueStone Natural Resources II, LLC (the “Buyer”) on January 22, 2016 and, as previously disclosed in a Current Report on Form 8-K filed with the SEC on March 31, 2016, the Sellers and the Buyer entered into an amendment to the Purchase Agreement (the “First Amendment”) on March 30, 2016. On April 6, 2016, the Sellers and the Buyer entered into a second amendment to the Purchase Agreement (the “Second Amendment”) pursuant to which, among other things, the Sellers and the Buyer agreed to certain adjustments to the cash purchase price that will result in an aggregate reduction of the cash purchase price of approximately $2.5 million.

Item 2.01.	Completion of Acquisition or Disposition of Assets.
On April 6, 2016, the Sellers completed the disposition of substantially all of their U.S. oil and gas assets to the Buyer for a cash purchase price of approximately $236 million, subject to customary post-closing adjustments. The disposition was completed pursuant to the Purchase Agreement, as amended by the First Amendment and the Second Amendment. The disposed U.S. oil and gas assets are located primarily in the Barnett Shale in the Fort Worth basin of North Texas as well as assets in the Delaware basin in West Texas, which are concentrated in Pecos County, Texas and to a lesser extent Crockett and Upton Counties, Texas.
Copies of the Purchase Agreement and the First Amendment are incorporated by reference as Exhibit 2.1 and Exhibit 2.2, respectively, to this Current Report on Form 8-K and are incorporated into this Item 2.01 by reference. A copy of the Second Amendment is filed as Exhibit 2.3 to this Current Report on Form 8-K and is incorporated into this Item 2.01 by reference.
Item 9.01. Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.
Unaudited pro forma consolidated financial information of the Company is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 9.01 by reference.

(d)	Exhibits

Exhibit Number	Description
2.1#
Asset Purchase Agreement, dated as of January 22, 2016, by and among Quicksilver Resources Inc., Cowtown Gas Processing L.P., Cowtown Pipeline L.P., and BlueStone Natural Resources II, LLC (incorporated by reference from Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 28, 2016)

2.2
First Amendment to Asset Purchase Agreement, dated as of March 30, 2016, by and among Quicksilver Resources Inc., Cowtown Gas Processing L.P., Cowtown Pipeline L.P., and BlueStone Natural Resources II, LLC (incorporated by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 31, 2016)

2.3*
Second Amendment to Asset Purchase Agreement, dated as of April 6, 2016, by and among Quicksilver Resources Inc., Cowtown Gas Processing L.P., Cowtown Pipeline L.P., and BlueStone Natural Resources II, LLC

99.1	Unaudited pro forma consolidated financial information

# Exhibits and Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A list of these Exhibits and Schedules is included in the index of the Purchase Agreement. The Company agrees to furnish a supplemental copy of any such omitted Exhibit or Schedule to the SEC upon request.

*Annexes have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A list of the Annexes is included after the signature page to the Second Amendment. The Company agrees to furnish a supplemental copy of any such omitted Annex to the SEC upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.

By:	/s/ Vanessa Gomez LaGatta
Vanessa Gomez LaGatta
Senior Vice President – Chief Financial Officer and Treasurer

Date: April 12, 2016

INDEX TO EXHIBITS

Exhibit Number	Description
2.1#
Asset Purchase Agreement, dated as of January 22, 2016, by and among Quicksilver Resources Inc., Cowtown Gas Processing L.P., Cowtown Pipeline L.P., and BlueStone Natural Resources II, LLC (incorporated by reference from Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 28, 2016)

2.2
First Amendment to Asset Purchase Agreement, dated as of March 30, 2016, by and among Quicksilver Resources Inc., Cowtown Gas Processing L.P., Cowtown Pipeline L.P., and BlueStone Natural Resources II, LLC (incorporated by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 31, 2016)

2.3*
Second Amendment to Asset Purchase Agreement, dated as of April 6, 2016, by and among Quicksilver Resources Inc., Cowtown Gas Processing L.P., Cowtown Pipeline L.P., and BlueStone Natural Resources II, LLC

99.1	Unaudited pro forma consolidated financial information

# Exhibits and Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A list of these Exhibits and Schedules is included in the index of the Purchase Agreement. The Company agrees to furnish a supplemental copy of any such omitted Exhibit or Schedule to the SEC upon request.

*Annexes have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A list of the Annexes is included after the signature page to the Second Amendment. The Company agrees to furnish a supplemental copy of any such omitted Annex to the SEC upon request.